EXHIBIT 99.5

                              LETTER OF TRANSMITTAL
  (to accompany certificate(s) representing Metropolis Realty Trust, Inc. Class
   A Common Stock, par value $10.00 per share, surrendered for certificate(s)
               representing Metropolis Realty Holdings LLC limited
                            liability company units)

                                       to
                         METROPOLIS REALTY HOLDINGS LLC

  Mail or deliver this Letter of Transmittal, or facsimile, together with the Certificate(s) representing your shares, to the Exchange Agent at:

                    [CONTINENTAL STOCK TRANSFER & TRUST CO.]

                      By Mail, Hand or Overnight Delivery:
                                [17 Battery Place
                                    8th Floor
                            New York, New York 10004]
                               Attn: _____________
                 TELEPHONE ASSISTANCE [1-(212)-509-4000 (x239)]
       Method of delivery of the Certificate(s) is at the option and risk of the owner thereof. See Instruction 1.

           If your Certificate(s) has been lost, stolen, misplaced or mutilated, contact the Exchange Agent at [1-212-509-4000
                            x239]. See Instruction 4.

      THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR CERTIFICATE(S) REPRESENTING ONE OR MORE SHARES OF COMMON STOCK OF METROPOLIS REALTY TRUST, INC. TO THE ADDRESS SET FORTH ABOVE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      IF CERTIFICATES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH REGISTERED OWNER.

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        DESCRIPTION OF CERTIFICATE(S) SURRENDERED (Please fill in. Attach separate schedule if needed.)
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        Name(s) and Address of Registered Holder(s)
 If there is any error in the name or address shown below,       Certificate No(s)         Number of Shares
           please make the necessary corrections.
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
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                                                                      Total--->
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

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                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

        PLEASE READ THE FOLLOWING AND ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Metropolis Realty Trust, Inc., a Maryland corporation ("REIT"), is merging (the "Merger") with Metropolis Realty Lower Tier LLC, a Delaware limited liability company, with REIT becoming the surviving entity of the Merger and wholly-owned subsidiary of Metropolis Realty Holdings, LLC ("Holdings").

      As a result of the Merger, you are entitled to receive one limited liability company unit ("LLC Unit") of Holdings for every share of REIT Class A Common Stock, par value $10.00 per share ("Common Stock"), that you owned immediately prior to the Merger. Immediately following the Merger, the number of LLC Units that you own will be equal to the number of shares of Common Stock that you owned immediately prior to the Merger.

      In order for you to receive your certificates representing your LLC Units ("LLC Unit Certificate"), you must:

      o complete and deliver this Letter of Transmittal to the Exchange Agent at the address or facsimile number listed on page 1; and

      o together with this Letter of Transmittal, surrender to Holdings your certificate(s) representing your shares of Common Stock ("Stock Certificate").

      Your name and address (or the name(s) and address(es) of the registered holder(s)) should be printed in the space provided on page 1, if they are not already set forth on a label on page 1, as they appear on the Stock Certificates surrendered herewith. Each Stock Certificate number and the number of shares of Common Stock formerly represented thereby that you surrender should be indicated in the appropriate boxes on page 1.

      You hereby represent and warrant that you have full power and authority to surrender your Stock Certificates surrendered herewith, that the rights represented by your Stock Certificate(s) are free and clear of liens, restrictions, charges and encumbrances and are not subject to any adverse claim. You will, upon request, execute and deliver any additional documents deemed by Holdings to be necessary or desirable to complete the transmittal and transfer of the Stock Certificates surrendered hereby.

      Unless otherwise indicated herein under "Special Registration Instructions," the LLC Units and the LLC Unit Certificates will be issued in your name(s) (or if different, the name of the registered holder(s)) appearing under "Description of Certificate(s) Surrendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the LLC Unit Certificates will be mailed to the address(es) appearing under "Description of Certificate(s) Surrendered." If the Special Delivery Instructions are complete, the LLC Units will be registered in the name of, and the LLC Unit Certificates will be delivered to, the person or persons so indicated.

      You understand that surrender is not made in acceptable form until receipt by Holdings of this Letter of Transmittal, duly completed and signed, together with the Stock Certificates and all accompanying evidences of authority in form satisfactory to Holdings and any other required documents. You hereby acknowledge that delivery of the Stock Certificates shall be affected and risk of loss and title to the Stock Certificates will pass only upon proper delivery thereof to Holdings. All questions as to validity, form and eligibility or any surrender of the Stock Certificates hereunder will be determined by Holdings and such determination shall be final and binding on all parties.

      You understand that delivery of the LLC Unit Certificates will be made as promptly as practicable after the surrender of your Stock Certificates is made in acceptable form.

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          SPECIAL REGISTRATION INSTRUCTIONS                           SPECIAL DELIVERY INSTRUCTIONS
              (SEE INSTRUCTIONS 2 AND 3)
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
To be completed ONLY if the LLC Units are to be            Complete ONLY if the LLC Units are to be mailed
registered in the name of someone other than the           to some address other than the address reflected
undersigned.                                               above on page 1. Mail to:

Register LLC Units in the name of:                         Name:
                                                                -----------------------------------------
                                                           Address:
Name(s):                                                           --------------------------------------
        -----------------------------------------
                 Please Type or Print                              --------------------------------------
Address:
        -----------------------------------------                  --------------------------------------

        -----------------------------------------

        -----------------------------------------
                  (Include Zip Code)

        -----------------------------------------
       (Tax Identification or Social Security No.)

-------------------------------------------------------    ----------------------------------------------------

YOU MUST SIGN IN THE BOX BELOW.

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                SIGNATURE(s) REQUIRED                                 SPECIAL DELIVERY INSTRUCTIONS
    SIGNATURE(S) OF REGISTERED HOLDER(S) OR AGENT                             (IF REQUIRED)
            (SEE INSTRUCTIONS 2, 3 AND 4)                                  (SEE INSTRUCTION 2)
-------------------------------------------------------    -----------------------------------------------------
-------------------------------------------------------    -----------------------------------------------------
Must be signed by the registered holder(s)                 Unless the shares of Common Stock are tendered
EXACTLY as name(s) appear(s) on Stock                      by the registered holder(s), or for the account
Certificate(s). If signature is by a trustee,              of a member of a Signature Guarantee Program,
executor, administrator, guardian,                         Stock Exchange Medallion Program or New York
attorney-in-fact, officer for a corporation                Stock Exchange Medallion Signature Program
acting in a fiduciary or representative                    (each, an "Eligible Institution"), the above
capacity, or other person, please set forth full           signature(s) must be guaranteed by an Eligible
title.                                                     Institution.

  ------------------------------------------------             -----------------------------------------------
                 (Registered Holder)                                      (Authorized Signature)

  ------------------------------------------------             -----------------------------------------------
                 (Registered Holder)                                           (Name of Firm)

  ------------------------------------------------             -----------------------------------------------
                   (Title, if any)                                      (Address of Firm - Please Print)

Date:___________Phone No.:________________________

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

                   INSTRUCTIONS FOR SURRENDERING CERTIFICATES

                 (Please read carefully the instructions below)

        1. Method of Delivery: Your Stock Certificate(s) and this Letter of Transmittal must be sent or delivered to the Exchange Agent. Do not send them to Holdings. The method of delivery of Stock Certificates to be surrendered to the Exchange Agent at the address set forth on the front of this Letter of Transmittal is at the option and risk of the surrendering stockholder. Delivery will be deemed effective only when received. If the Stock Certificate(s) are sent by mail, registered mail, with return receipt requested and properly insured, is suggested. A return envelope is enclosed.

        2. LLC Units Issued in the Same Name: If LLC Units are to be issued in the same name as the surrendered Stock Certificate is registered, this Letter of Transmittal should be completed and signed exactly as the surrendered Stock Certificate is registered. Do not sign the Certificate(s). Signature guarantees are not required if the Stock Certificate(s) surrendered herewith are submitted by the registered owner of such shares of Common Stock who has not completed the section entitled "Special Registration Instructions" or are for the account of an Eligible Institution.

        If any of the shares of Common Stock surrendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the Certificate(s). If any shares of Common Stock are registered in different names on several Stock Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittal executed by trustees, executors, administrators, guardians, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer's authority to act.

        3. Special Delivery Instructions: Indicate the name and address to which the LLC Unit Certificates are to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. You are required to give the social security number or employer identification number of the record owner of the shares of Common Stock.

        4. Letter of Transmittal Required: Surrender of Certificate(s), Lost Certificate(s): You will not receive your LLC Unit Certificates unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with the Stock Certificate(s) evidencing your shares of Common Stock and any required accompanying evidences of authority. If your Stock Certificate(s) has been lost, stolen, misplaced or destroyed, contact the Exchange Agent for instructions at 1-212-509-4000 (x239) prior to delivery of this Letter of Transmittal.

        5. Substitute Form W-9: To comply with certain requirements under U.S. Federal Income Tax Law, please provide the Exchange Agent with the correct Taxpayer Identification Number ("TIN") of the stockholder on the Substitute Form W-9 below. If the Certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report.

        The surrendering stockholder must check the box in Part III if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. Please review the enclosed Guidelines for Certification of Taxpayers Identification Number of Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Exchange Agent.

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
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        PLEASE SIGN HERE     Signature_________________________________________        Date____________________

               >>

(Must be signed by registered Certificate Holder(s) exactly as name(s) appear(s) on Stock Certificate(s) or by person(s) authorized to become registered holders of the LLC Units by certificate and documents transmitted with this Letter of Transmittal. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officers of corporations or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 2).

Name(s):_________

Capacity (Full Title):________

Address (Including Zip Code):__________

Telephone Number (Including Area Code):_________

Taxpayer Identification or Social Security No:_____________

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-------------------------------------- ------------------------------------ ------------------------------------
             SUBSTITUTE                Part I:  PLEASE PROVIDE YOUR TIN     Social Security Number or Employer
              FORM w-9                 IN THE SPACE AT THE RIGHT AND        Identification Number
     Department of the Treasury        CERTIFY BY SIGNING AND DATING
     Internal Revenue Service          BELOW.

                                       ------------------------------------------------------- -----------------
    Payer's Request for Taxpayer       Part II:  For Payees exempt from backup withholding,    Part III
     Identification Number (TIN)       see the enclosed Guidelines for Certification of        Awaiting TIN:
                                       Taxpayers Identification Number on                      |_|
                                       Substitute Form W-9 and complete as
                                       instructed therein.
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Certification.  Under penalties of perjury, I certify that:

(1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on you tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

                Also see instructions in the enclosed Guidelines.

        PLEASE SIGN HERE     Signature_________________________________________        Date____________________

               >>

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

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

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For this type of                                          Give the
account:                                                  SOCIAL SECURITY
                                                          number of --
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
1.  An individual's account                               The individual

2.  Two or more individuals (joint account)               The actual owner of the account or, if combined funds, any one of the individuals*
3.  Husband and wife (joint account)                      The actual owner of the account or, if joint funds, either person

4.  Custodian account of a minor (Uniform Gift to         The minor**
    Minors Act)

5.  Adult and minor (joint account)                       The adult or, if the minor is the only contributor, the minor

6.  Account in the name of guardian or committee for a    The ward, minor, or incompetent person***
    designated ward, minor, or incompetent person

7.  a. The usual revocable savings trust account           The grantor-trustee
       (grantor is also trustee)

    b. So-called trust account is not a legal or           The actual owner
       valid trust under State law

8.  Sole proprietorship account                            The owner****

9.  A valid trust, estate, or pension trust                Legal entity (Do not furnish the identifying number of
                                                           the personal representative or trustee  unless the legal
                                                           entity itself is not designated in the account title.)*****

10. Corporate account                                      The corporation

11. Religious, charitable, or educational organization     The organization
    account

12. Partnership held in the name of the business           The partnership

13. Association, club or other tax-exempt organization     The organization

14. A broker or registered nominee                         The broker or nominee

15. Account with the Department of  Agriculture in the     The public entity
    name of a public entity (such public entity as a
    State or local governmental, school district or
    prison) that receives agricultural program payments.

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*     List first and circle the name of the person whose number your furnish.

**    Circle the minor's name and furnish the minor's social security number.

*** Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

****  Show the name of the owner.

***** List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Number Card, or Form SS-4 Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

            o     A corporation.

            o     A financial institution.

            o An organization exempt from tax under section 501(a), or an individual retirement plan.

            o     The United States or any agency or instrumentality thereof.

            o A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

            o     United States, or any subdivision or instrumentality thereof.

            o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

            o An international organization or any agency or instrumentality thereof.

            o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

            o     A real estate investment trust.

            o     A common trust fund operated by a bank under section 584(a).

            o An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

            o An entity registered at all times under the Investment Company Act of 1940.

            o     A foreign central bank of issue.

      Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

            o     Payments to nonresident aliens subject to withholding under section 1441.

            o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one non-resident partner.

            o Payments of patronage dividends where the amount renewed is not paid in money.

            o     Payments made by certain foreign organizations.

            o     Payments made to a nominee.

      Payments of interest not generally subject to backup withholding include the following:

            o     Payments of interest on obligations issued by individuals.
                  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

            o Payments of tax-exempt interest (including exempt interest dividends under section 852).

            o Payments described in section 6049(b)(5) to non-resident aliens.

            o     Payments on tax-free covenant bonds under section 1451.

            o     Payments made by certain foreign organizations.

            o     Payments made to a nominee.

      Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

      Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

      Privacy Act Notice -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.